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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-184760 on Form S-8 of our report dated April 15, 2013, relating to the consolidated financial statements of Southcross Energy Partners, L.P. and subsidiaries appearing in this Annual Report on Form 10-K of Southcross Energy Partners, L.P. for the year ended December 31, 2012.

/s/ Deloitte & Touche LLP
Dallas, Texas
April 15, 2013

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM